AMENDMENT No. 3
TO SPONSORED RESEARCH AGREEMENT

This Amendment No. 3 to the Sponsored Research Agreement ("Amendment") is made and entered into as of November 15, 2022 by and between Cell Source Limited ("Cell Source") and The University of Texas M.D. Anderson Cancer Center ("MD Anderson"), a member institution of The University of Texas System ("System").

RECITALS

A. Cell Source and MD Anderson entered into a Sponsored Research Agreement dated November 28, 2018 (the "Agreement"), which was amended on December 2nd, 2020 and on October 18th, 2021.

B. Cell Source and MD Anderson wish to amend the terms of the Agreement as set forth below.

NOW, THEREFORE, it is hereby agreed as follows:

1. The term of the agreement will be extended by one year, commencing on November 28th, 2022 through November 27th, 2023.
2. Exhibit A of the Agreement shall include, as replacement and update to Exhibit A, the Exhibit attached hereto which describes the Work Plan for the Year starting 28th of November 2022 and ending 27th of November 2023.
3. Exhibit B of the Agreement shall include, as replacement and update to Exhibit B, the Exhibit attached hereto which describes the budget for the Year starting 28th of November 2022 and ending 27th of November 2023. As per the amended budget, the quarterly payments for the coming year will be $324,000 per quarter.
4. Except as expressly provided in this Amendment, all other terms, conditions and provisions of the Agreement shall continue in full force and effect as provided therein.

IN WITNESS WHEREOF, Cell Source and MD Anderson have entered into this Amendment effective as of the date first set forth above.

CELL SOURCE

DocuSigned by:

By: Itamar Shimrat

2F7AF8A7D566490...

Itamar Shimrat
Chief Executive Officer

Date: 11/15/2022

THE UNIVERSITY OF TEXAS
M.D. ANDERSON CANCER CENTER

DocuSigned by:

By: Amy M. Moritz

Name Amy M Moritz
Title Assistant Director, ORA

Date: 11/15/2022

Read & Understood:

DocuSigned by:

Yair Reisner

B282DAB1E3274E4...

Dr. Yair Reisner
Principal Investigator

Reviewed and Approved by UTMDACC Legal Services for UTMDACC Signature:

#55939AM3 11/10/2022

Amended Exhibit A

Work plan for Cell Source: 28 November 2022 – 27 November 2023 *

1. Studies with human cells:

Human VETO-project:

A. Optimize transfection of our anti-viral veto cells with research grade CD19 vector from Baylor.

1. Continue to compare transduction efficacy on day 4 vs day 5 of culture including efficacy of tumor killing in the NSG mouse model.
2. Compare the research grade vector currently in our lab to that used as a clinical grade by Baylor, aiming at licensing of the latter in the near future.
3. If positive in aim A2 and if licensing will take place, perform all the preclinical studies required for attaining CMC, including technical runs at the GMP facility of the new Veto-CAR T cells.
4. Test the tumor killing activity of VETO-CAR T cells in NSG mice after cryopreservation. This is important for off-the-shelf use.

B. Optimize the use of Veto cells bound by Blincyto (a clinical grade bispecific antibody directed against CD19 and CD3).

1. Optimize cell recovery after incubation with the bispecific antibody.

2. Compare the efficacy of Blincyto bound veto cells to Veto-CAR in killing of CD19+ tumor cells in NSG mice.

3. Evaluate the potential of repeated infusions of Blincyto bound veto cells.

4. Start technical runs in the GMP facility towards obtaining CMC for Blincyto bound veto cells.

5. Begin to test the potential use of a bispecific antibody directed against BCMA a specific marker of myeloma). A clinical grade bispecific antibody is available in Europe and will likely be approved soon for use in the US.

C. Continue to Investigate the potential use of Veto-CAR cells directed against PR1 antigen expressed on AML tumor cells (in collaboration with Jeff Moldrem Lab). Test anti-PR1 veto cells for their activity against AML blasts in vitro and in-vivo.
D. Characterize the genetic signature of our anti-viral Tcm by SCRNAseq.

E. Routine testing of anti-viral activity of Tcm from each donor in our clinical trial.
F. Routine testing of immune reconstitution and immune tolerance induction in patients undergoing transplantation in our clinical trial .

2. Mouse studies:

A . Finalize studies required by reviewer of our paper on correction of autoimmune diabetes.
B. Continue to investigate potential evasion of Tcm from NK mediated killing

* The proposed plan might be changed according to progress, and therefore, while some aims will be intensively investigated, others might not be performed.

Amended Exhibit B

Budget

Personnel	Base Salary	Cal Mths.	Effort	Salary	Fringe	Total	Grand Total
PI	$ 358,459.00	12.00	40%	$ 143,383.60	$ 40,147.41	$ 183,531.01	$ 183,531.01
Scientific Mgr	$ 139,855.00	12.00	100%	$ 139,855.00	$ 39,159.40	$ 179,014.40	$ 179,014.40
Lab Technician	$ 56,925.00	12.00	100%	$ 56,925.00	$ 15,939.00	$ 72,864.00	$ 72,864.00
Graduate Student	$ 32,000.00	12.00	100%	$ 31,539.50	$ 8,831.06	$ 40,370.56	$ 40,370.56
Salary Total						**$ 475,779.97**	**$ 475,779.97**
Equipment or software							
Computer							
Consultant Costs							
Total						$ 475,779.97	$ 475,779.97
Supplies							
Reagents, antibodies, pippettes, misc lab supplies						**$ 229,220.03**	**$ 229,220.03**
Animal cost & Maintenance						**$ 80,000.00**	**$ 80,000.00**
Travel (Domestic)						$5,000	$5,000
Travel (International)						**$ 10,000.00**	**$ 10,000.00**
						$ -	
Total						**$ 324,220.03**	**$ 324,220.03**
Other Direct Costs							
Total						**$ -**	**$ -**
Direct Costs						$ 800,000.00	$ 800,000.00
Indirect Cost 62%						$ 496,000.00	$ 496,000.00
Total Costs						**$ 1,296,000.00**	**$ 1,296,000.00**